SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2003


                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             33-55860/            13-3692801
                                     33-357357/33-389080
(State or other jurisdiction        (Commission File   (IRS Employer
 of incorporation or organization)   Number)            Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  ---------------


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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report  with   respect  to  the  July  15,  2003
                    Distribution Date for the CAST Step-Up Trust for General Electric Capital Corporation Notes

 Item 8.  Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.


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                                   SIGNATURES




          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 By:  /s/ John Dickey
                                                 -------------------------------
                                                 Name:   John Dickey
                                                 Title:     Authorized Signatory






July 23, 2003


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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's Report with respect to the July 15, 2003 Distribution
          Date for the CAST Step-Up Trust for General Electric
          Capital Corporation Notes                                           5




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                                   Exhibit 1

To the Holders of:
CAST Step-Up Trust for General Electric Capital Corporation Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 148356 AA6
Class B Certificates                       *CUSIP: 148356 AB4

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for General Electric Capital Corporation Notes (the Trust"), hereby gives notice with respect to the Distribution Date of July 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

          Class       Principal          Interest           Total Distribution
          A           $ 0.000000         $ 2.708333         $ 2.708333
          B           $ 0.000000         $ 0.000000         $ 0.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. The Class A Certificates bear interest at the rate of 3.25% and the Class B Certificates bear interest at a rate of 2.75% during the period ending on the Distribution Date .

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.   $51,000,000   aggregate   principal  amount  of  General  Electric  Capital
     Corporation 6% Global Medium-Term Notes, Series A due June 15, 2012 (the "Term Assets") are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  51,000  Class  A
     Certificates representing $51,000,000 aggregate Certificate Principal Balance and $51,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7. The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated March 7, 2003 between the Trust and Citigroup Global Markets Limited ( f/k/a Salomon Brothers International Limited) (collectively the "Swap"), is $51,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. (f/k/a Salomon Smith Barney Holdings Inc.) under a Guarantee Agreement dated March 7, 2003.


8. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


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